Execution Version

Exhibit 10.6

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into on July 7, 2021 by and between Alpha Tau Medical Ltd., a company organized under the laws of the State of Israel (the “Company”), and the subscriber party set forth on the signature page hereto (“Subscriber”).

WHEREAS, the Company is concurrently with the execution and delivery hereof entering into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, the Merger Sub signatory thereto, a Delaware corporation (“Merger Sub”), and Healthcare Capital Corp., a Delaware corporation (“SPAC”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into SPAC, with SPAC surviving as a wholly owned subsidiary of the Company (the “Merger”);

WHEREAS, prior to the consummation of the Merger, the Company shall effect the Recapitalization (as defined in the Merger Agreement);

WHEREAS, in connection with the consummation of the Merger, Subscriber desires to subscribe for, following the Recapitalization, that number of Ordinary Shares of the Company with no nominal value (the “Ordinary Shares”) as set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $10.00 per share and an aggregate purchase price set forth on the signature page hereto (the “Purchase Price”);

WHEREAS, the Company desires to issue and sell to Subscriber the Acquired Shares at a per share price equal to $10.00;

WHEREAS, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3), (5), (6) or (7) under the Securities Act) or investors that qualify under one of the categories listed in the First Addendum to the Israeli Securities Law, 5728-1968 (the “Israeli Securities Law”) have, severally and not jointly, entered into separate subscription agreements with the Company (such subscription agreements, the “Other Subscription Agreements”), pursuant to which such investors have agreed to subscribe for Ordinary Shares on the Closing Date (as defined below) at a price of $10.00 per share; and

WHEREAS, the aggregate amount of Ordinary Shares to be issued pursuant to this Agreement and the Other Subscription Agreements shall not exceed 15,000,000.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Commitment.

(a) Subject to the terms and conditions hereof, Subscriber hereby irrevocably commits to subscribe for the Acquired Shares immediately prior to the consummation of the Merger.

2. Subscription. Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, such number of Acquired Shares equal to the Acquired Share Number (such subscription and issuance, the “Subscription”).

3. Closing.

(a) The closing of the Subscription (the “Closing”) shall occur immediately prior to the consummation of the Merger. Not less than five (5) business days prior to the scheduled closing date of the Merger (the “Closing Date”), the Company shall provide written notice (the “Closing Notice”) of such anticipated Closing Date.

(i) Subscriber shall deliver to the Company on or before three (3) business days prior to the anticipated Closing Date (as specified in the Closing Notice or otherwise agreed to by the Company and Subscriber) (the “Funding Date”), the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Closing Notice.

(ii) To the extent the Company reasonably determines, and notifies the Subscriber of such determination at last five (5) business days prior to the Funding Date, that pursuant to The Encouragement of Research, Development and Technological Innovation in the Industry Law 5744-1984 and the rules and regulations promulgated thereunder (collectively, the “IIA Law”), and in connection with the issuance of the Acquired Shares, the Subscriber is required to deliver an undertaking towards the National Technological Innovation Authority in the form and substance prescribed under the IIA Law (the “IIA Undertaking”), the Subscriber shall deliver to the Company a duly executed IIA Undertaking prior to the Closing Date.

(iii) The Company shall, at the Closing, issue the Acquired Shares to Subscriber (or its nominee in accordance with the delivery instructions provided by Subscriber). As soon as practicable after the Closing Date, the Company shall deliver to Subscriber (or its nominee in accordance with the delivery instructions) or to a custodian designated by Subscriber, as applicable, a copy of the records of the Company’s transfer agent (the “Transfer Agent”) showing Subscriber as owner of the Acquired Shares on and as of the Closing Date.

(iv) In the event the Merger does not occur within five (5) business days of the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed by Subscriber, the Company shall promptly (but not later than two (2) business days thereafter) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book entries or share certificates representing the Acquired Shares shall be deemed cancelled and any such share certificates shall be promptly (but not later than two (2) business day thereafter) returned to the Company; provided that, notwithstanding the return of the Purchase Price pursuant to this Section 3(a)(iii), until this Agreement is terminated in accordance with its terms, the parties hereto will continue to be bound by this Agreement, including with respect to Subscriber’s obligation to fund the Purchase Price on the Funding Date pursuant to any subsequent Closing Notice.

(v) Notwithstanding anything to the contrary in this Section 3, in the event that Subscriber informs the Company in writing at least five (5) business days prior to Closing Date that it is an investment company registered under the Investment Company Act of 1940, as amended, that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or that its bona fide internal compliance policies and procedures so require it, Subscriber shall deliver to the account of the Company on the Closing Date (which shall be considered the Funding Date) the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds against delivery to the undersigned of the Acquired Shares in book entry form as described in this Section 3.

(b) The Closing shall be subject to the conditions that:

(i) solely with respect to Subscriber, each of the representations and warranties made by the Company in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date);

(ii) solely with respect to the Company, the representations and warranties made by Subscriber in Section 5 of this Agreement shall be true and correct in all material respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date);

(iii) there shall not be in force and effect any (x) law or (y) governmental order by any governmental authority of competent jurisdiction, in either case, enjoining, prohibiting, or making illegal the consummation of the Subscription; and

(iv) the Merger is consummated substantially concurrently with the Closing.

(c) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem necessary in order to consummate the Subscription as contemplated by this Agreement.

4. Company Representations and Warranties. The Company represents and warrants to Subscriber that:

(a) The Company has been duly incorporated and is validly existing as a company under the laws of the State of Israel, with power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

(b) As of the Closing Date, the Acquired Shares will be duly authorized and, when issued and delivered to Subscriber against full payment of the Purchase Price in accordance with the terms of this Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s articles of association or under the laws of the State of Israel.

(c) This Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Agreement constitutes the valid and binding agreement of Subscriber, is a valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(d) The execution, delivery and performance of this Agreement, including the issuance and sale of the Acquired Shares and the consummation of the Subscription, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) the organizational documents of the Company; (ii) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject;; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or regulatory body, domestic or foreign, having jurisdiction over the Company, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company or materially and adversely affect the validity of the Acquired Shares or the legal authority or ability of the Company to perform in any material respects its obligations hereunder (a “Material Adverse Effect”).

(e) As of the date of this Agreement, the authorized share capital of the Company is 80,000,000 Ordinary Shares, 18,000,000 Series A preferred shares, with no nominal value (“Company Preferred A Shares”) and 10,000,000 Series B preferred shares, with no nominal value (“Company Preferred B Shares”). As of the date of this Agreement, the issued and outstanding share capital of the Company consist of (i) 44,668,887 Ordinary Shares, (ii) 7,986,241 Company Preferred A Shares and (iii) 7,190,280 Company Preferred B Shares. The issued and outstanding share capital of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have not been issued in violation of preemptive or similar rights or applicable law.

(f) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Company to Subscriber in the manner contemplated by this Agreement.

(g) The Company has not entered into any Other Subscription Agreement (or side letter or similar agreement in respect thereof) on terms (economic or otherwise) more favorable to such subscriber or investor than as set forth in this Agreement in any material respect.

(h) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Nasdaq Stock Market (“Nasdaq”)) or other person in connection with the execution, delivery and performance of this Agreement (including the issuance of the Acquired Shares), other than (i) notice filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 5 of this Agreement, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D of the Securities Act, if applicable; (iv) those required by the Nasdaq, including with respect to obtaining shareholder approval, (v) those required to consummate the Merger as provided under the Merger Agreement, (vi) the filing of notification under any antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) those the failure of which to obtain would not have a Material Adverse Effect.

5. Subscriber Representations and Warranties and Acknowledgements. Subscriber represents and warrants to the Company, and acknowledges that:

(a) Subscriber has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by Subscriber and, assuming that this Agreement constitutes the valid and binding agreement of the Company, this Agreement is the valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(c) The execution, delivery and performance by Subscriber of this Agreement, including the consummation of the transactions contemplated by this Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of (i) the organizational documents of Subscriber; (ii) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to have a material adverse effect on the legal authority or would not prevent, delay or otherwise impede the Subscriber’s timely performance of all its obligations hereunder in full.

(d) There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or threatened against or affecting Subscriber or any of Subscribers properties or rights that affects or would reasonably be expected to affect

Subscriber’s ability to consummate the transactions contemplated by this Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against Subscriber or any of Subscriber’s properties or rights that affects or would reasonably be expected to affect Subscriber’s ability to consummate the transactions contemplated by this Agreement.

(e) Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144”)) or an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (5), (6) or (7) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) if an Israeli resident or entity, is an investor in one of the categories listed in the First Addendum to the Israeli Securities Law, and set forth in Schedule A and satisfies the applicable requirements set forth on Schedule A, and is fully familiar, following advice of its own legal counsel, with the implications of being such an investor who is subscribing for the Acquired Shares, (iii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is a “qualified institutional buyer” and is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iv) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares. .

(f) Subscriber acknowledges and agrees that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber acknowledges and agrees that the Acquired Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur in an “offshore transaction” within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144, provided that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i), (iii) and (iv) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry records representing the Acquired Shares shall contain a restrictive legend to such effect in substantially the following form.

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.”

Subscriber acknowledges and agrees that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber acknowledges and agrees that the Acquired Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, pledge, transfer or otherwise dispose of the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Acquired Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 until at least one year from the Closing Date. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

(g) Subscriber acknowledges and agrees that there have been no representations, warranties, covenants and agreements made to Subscriber by or on behalf of the Company or any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly made by the Company in this Agreement.

(h) Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended, section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(i) In connection with its decision to purchase the Acquired Shares, Subscriber represents and warrants that it has relied solely upon independent investigation made by Subscriber and the representations, warranties, covenants and agreements expressly made by the Company herein. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Company, the Merger and the business of the Company and its subsidiaries. Subscriber represents, acknowledges and agrees that Subscriber and Subscriber’s professional advisor(s) have had the full opportunity to ask such questions, receive such answers and obtain such information, to Subscriber’s full satisfaction, as Subscriber and such Subscriber’s professional advisor(s) have deemed necessary to make an investment decision with respect to the Acquired Shares. Subscriber represents, acknowledges and agrees that it has not relied on any statements or other information provided by the Placement Agents or any affiliates of the Placement Agents, or any other person or entity (including the Company or any of its affiliates or any of their respective representatives) with respect to the Company, the Merger, the Merger Agreement and the business of the Company and its subsidiaries or its decision to purchase the Acquired Shares other than the representations, warranties, covenants and agreements expressly made by the Company herein. Without limiting anything herein contained (including the foregoing), Subscriber further acknowledges and agrees that the information provided to Subscriber (other than, for the avoidance of doubt, the information expressly set forth in the representations and warranties made by the Company) is preliminary and subject to change, and that any changes to such information, including any changes based on updated information, shall in no way affect Subscriber’s obligations under this Agreement (including to purchase the Acquired Shares).

(j) Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Company, or by means of contact from Citigroup Global Markets Inc. or Piper Sandler, Inc. or any of their respective affiliates, acting as placement agents for the Company (collectively, the “Placement Agents”), and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Company, or by means of contact between Subscriber and the Placement Agents. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges and agrees that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Subscriber acknowledges and agrees that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including the Company the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties expressly contained in this Agreement in making its investment or decision to purchase the Acquired Shares.

(k) Subscriber acknowledges and agrees that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber acknowledges that certain information provided to Subscriber was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber acknowledges that such information and projections were prepared without the participation of the Placement Agents and that the Placement Agents do not assume responsibility for independent verification of, or the accuracy or completeness of, such information or projections. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision and Subscriber has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Acquired Shares. Subscriber will not look to the Placement Agents, the Company, or any other person for all or part of any such loss or losses Subscriber may suffer, is able to sustain a complete loss on its investment in the Acquired Shares, has no need for liquidity with respect to its investment in the Acquired Shares and has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Acquired Shares. Subscriber acknowledges and agrees that the neither the Company nor any of its affiliates has provided any tax advice to Subscriber or made any representations or warranties or guarantees to Subscriber regarding the tax treatment of its investment in the Acquired Shares.

(l) Subscriber represents, acknowledges and agrees that Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that (i) the Acquired Shares are a suitable investment for Subscriber, (ii) its investment in the Acquired Shares is fully consistent with Subscriber’s financial needs, objectives and condition, (iii) its investment in the Acquired Securities is fully consistent with all investment policies, guidelines and other restrictions applicable to Subscriber and complies and (iv) Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

(m) Subscriber understands and agrees that no federal, state or foreign agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.

(n) Subscriber hereby acknowledges and agrees that (i) each Placement Agent is acting solely as placement agent in connection with the offering of the Acquired Shares and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for Subscriber, the Company or any other person or entity in connection with the offering of the Acquired Shares, (ii) no Placement Agent has made or will make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the offering of the Acquired Shares, (iii) no Placement Agent will have any responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the Merger or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (B) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or the offering of the Acquired Shares, and (iv) no Placement Agent shall have any liability or obligation (including for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by you, the Company or any other person or entity), whether in contract, tort or otherwise, to Subscriber, or to any person claiming through Subscriber, in respect of the offering of the Acquired Shares. Subscriber acknowledges that the Placement Agents, affiliates of the Placement Agents and their respective officers, directors, employees and representatives may have acquired non-public information with respect to the Company which Subscriber agrees, subject to applicable law, need not be provided to it.

(o) Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

(p) If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) neither the Company nor any of its affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Shares; (ii) the decision to invest in the Acquired Shares has been made at the recommendation or direction of an “independent fiduciary” (“Independent Fiduciary”) within the meaning of US Code of Federal Regulations 29 C.F.R. section 2510.3 21(c), as amended from time to time (the “Fiduciary Rule”) who is (1) independent of the Transaction Parties; (2) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies (within the meaning of the Fiduciary Rule); (3) is a fiduciary (under ERISA or section 4975 of the Code) with respect to Subscriber’s investment in the Acquired Shares and is responsible for exercising independent judgment in evaluating the investment in the Acquired Shares; and (4) is aware of and acknowledges that (A) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the purchaser’s or transferee’s investment in the Acquired Shares, and (B) the Transaction Parties have a financial interest in the purchaser’s investment in the Acquired Shares on account of the fees and other remuneration they expect to receive in connection with transactions contemplated by this Agreement.

(q) Subscriber has, and on and as of the Funding Date will have, sufficient funds to pay the Purchase Price pursuant to Section 2.

(r) Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date the date hereof Subscriber has not entered into, any “put equivalent position,” as such term is defined in Rule 16a-1 under the Exchange Act, or short sale positions, with respect to the securities of the Company.

6. Registration Rights.

(a) The Company agrees that, within forty-five (45) calendar days after the Closing Date (the “Filing Date”), the Company will file with the United States Securities and Exchange Commission (the “Commission”) (at the Company’s sole cost and expense) a registration statement registering the resale of the Registrable Securities (as defined below) (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof (but, shall use its commercially reasonable efforts to have the Registration Statement declared effective no later than the earlier of (i) the ninetieth (90th) calendar day (or one hundred and twentieth (120th) calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Closing and (ii) the tenth (10th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review) (any such date, the “Effectiveness Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Date shall be extended by the same amount of days that the Commission remains closed for operations, provided, further, that the Company’s obligations to include the Registrable Securities for resale in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber, including the Registrable Securities held by Subscriber, and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Ordinary Shares, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. Any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this Section 6. The Company will provide a draft of the Registration Statement to Subscriber for review at least two (2) business days in advance of filing the Registration Statement. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until all such securities cease to be Registrable Securities or such shorter period upon which Subscriber has notified the Company that Subscriber’s Registrable Securities included in such Registration Statement have actually been sold. The Company will file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement or Rule 144, as applicable, qualify the Registrable Securities for listing on the applicable stock exchange, update or amend the Registration Statement as necessary to include Registrable Securities and provide customary notice to holders of Registrable Securities. “Registrable Securities” means, as of any date of determination, the Acquired Shares and any other equity security of the Company issued or issuable with respect to the Acquired Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise.

(b) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense, the Company shall:

(i) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of the following: (i) Subscriber ceases to hold any Registrable Securities, (ii) the date all Registrable Securities held by Subscriber may be sold without restriction under Rule 144, including any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (iii) when all Registrable Securities held by Subscriber cease to be outstanding and (iv) two (2) years from the effective date of the Registration Statement.

(ii) advise Subscriber within five (5) business days:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3) after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding the Company; Subscriber hereby consents to the receipt of any material, nonpublic information with respect to the occurrence of the events listed in (1) through (5) above;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Ordinary Shares issued by the Company have been listed; and

(vi) use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable Subscriber to sell the Registrable Securities under Rule 144.

(c) Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if it determines, in each case in good faith and its reasonable judgment after consultation with counsel to the Company, that in order for the Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Company’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (iii) in the good faith judgment of the majority of Company’s board of directors, upon advice of counsel, such filing or effectiveness or use of such Registration Statement, would be materially adverse to the

Company and the majority of the Company’s board of directors concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or prospectus contained therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (A) to the extent Subscriber is required to retain a copy of such prospectus (1) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

7. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Merger Agreement is validly terminated in accordance with its terms prior to the consummation of the Merger, (b) upon the mutual written agreement of each of the parties hereto, or (c) at the election of the Subscriber, the Termination Date (as defined in the Merger Agreement as of the date hereof) if the Closing has not occurred; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall promptly notify Subscriber in writing of the termination of the Merger Agreement.

8. No Hedging. Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, shall execute any short sales or engage in other hedging transactions of any kind with respect to the Acquired Shares during the period from the date of this Agreement through the Closing (or such earlier termination of this agreement in accordance with its terms). Nothing in this Section 8 shall prohibit such persons from engaging in hedging transactions with respect to other securities of the Company, including Ordinary Shares acquired in open market purchases, so long as such person does not create any “put equivalent position,” as such term is defined in Rule 16a-1 under the Exchange Act, or short sale positions, with respect to the Acquired Shares. Notwithstanding the foregoing, (i) nothing herein shall prohibit any entities under common management with Subscriber that have no knowledge of this Agreement or of Subscriber’s participation in the transactions contemplated hereby (including Subscriber’s controlled affiliates and/or affiliates) from entering into any short sales; (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, this Section 8 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Acquired Shares covered by this Agreement.

9. Covenants of the Company

(a) With a view to making available to Subscriber the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at any time permit Subscriber to sell securities of the Company to the public without registration, the Company agrees, until the Acquired Shares are registered for resale under the Securities Act, to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(iii) furnish to Subscriber so long as it owns Acquired Shares, promptly upon request, (A) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration.

(b) The legend described in Section 5(f) shall be removed upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Acquired Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Acquired Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) the Acquired Shares can be sold, assigned or transferred pursuant to Rule 144, and in each case, the holder provides the Company with an undertaking to effect any sales or other transfers in accordance with the Securities Act.

10. Miscellaneous.

(a) Each party hereto acknowledges that the other party hereto will rely on the acknowledgments, understandings, agreements, representations and warranties expressly set forth in this Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein with respect to it are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of Subscriber contained in this Agreement.

(b) Each of the Company and Subscriber is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Placement Agents are entitled to rely upon the representations and warranties made by Subscriber in this Agreement.

(c) All the representations and warranties made by each party hereto in this Agreement shall survive the Closing.

(d) The Company may request from Subscriber such additional information as the Company may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available; provided that the Company agrees to keep any such information provided by Subscriber confidential other than as necessary to include in any registration statement the Company is required to file hereunder. Subscriber acknowledges and agrees that if it does not provide the Company with such requested information, Subscriber’s Acquired Shares may not be able to be registered for resale. Subscriber acknowledges that a copy of this Agreement may be filed as exhibit to a periodic report or registration statement.

(e) This Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, waiver, or termination is sought. Additionally, this Agreement may not be amended, modified or terminated, and the Company may not waive any rights under this Agreement, without the prior written consent of SPAC (not to be unreasonably withheld, conditioned or delayed). SPAC is an express third-party beneficiary of this Section 10(e).

(f) This Agreement (including Schedule A hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(g) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement and any of Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same or affiliated investment manager or investment advisor as Subscriber or by an affiliate of such investment manager or investor advisor, without the prior consent of the Company, or to another investor with the prior consent of the Company (such consent not to be unreasonably withheld except for legal or reputational concerns), provided that such assignee(s) agrees in writing to be bound by the terms hereof, including making the representations and warranties set forth in Section 5. Upon such assignment by a Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager or investment advisor as Subscriber or by an affiliate of such investment manager or investment advisor, unless consented to in writing by the Company. Neither this Agreement nor any rights that may accrue to the Company hereunder or any of the Company’s obligations may be transferred or assigned other than pursuant to the Merger.

(h) If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(i) This Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(j) Each party shall pay all of its own expenses in connection with this Agreement and the transactions contemplated by this Agreement.

(k) The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of DTC’s fees associated with the issuance of the Acquired Shares.

(l) Unless the context of this Agreement requires otherwise, (i) the word “or” shall be disjunctive but not exclusive and shall have the meaning represented by the term “and/or” and (ii) the word “including” shall mean “including without limitation”. For purposes of this Agreement, “business day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Tel Aviv, Israel are authorized or required by law to close.

(m) Subscriber understands and agrees that (i) no disclosure or offering document has been prepared by the Placement Agents or any of their affiliates in connection with the offer and sale of the Acquired Shares; (ii) the Placement Agents and their directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, the Merger or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Company; and (iii) in connection with the issue and purchase of the Acquired Shares, the Placement Agents have not acted as Subscriber’s financial advisor, tax advisor or fiduciary.

(n) All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following business day), addressed as follows:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Company, to:

Alpha Tau Medical Ltd.,

5 Kiryat Hamada Street, Building B3, 4th Floor

Jerusalem 9777605 Israel

Attention: Uzi Sofer

E-mail: ************

with required copies to (which copies shall not constitute notice):

Alpha Tau Medical Ltd.,

5 Kiryat Hamada Street, Building B3, 4th Floor

Jerusalem 9777605 Israel

Attention: Raphi Levy

E-mail: ************

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention: Eyal Orgad; Michael Vardanian

Email: eyal.orgad@lw.com; michael.vardanian@lw.com

Latham & Watkins LLP

99 Bishopsgate

London EC2M 3XF

United Kingdom

Attention: Joshua Kiernan

E mail: joshua.kiernan@lw.com

Meitar | Law Offices

16 Abba Hillel Road

Ramat Gan 5250608, Israel

Attn: Shachar Hadar

E mail: shacharh@meitar.com

(o) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(p) This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement or the transactions contemplated by this Agreement, shall be governed by, and construed in accordance with, the internal substantive laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. Any claim or cause of action based upon, arising out of or related to this Agreement or transactions contemplated by this Agreement shall be brought in the Delaware Court of Chancery, and if the Delaware Court of Chancery does not have or take jurisdiction over such claim or cause of action, any other federal or state courts located in the State of Delaware, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of each such court in any such claim or cause of action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the claim or cause of action shall be heard and determined only in any such court, and agrees not to bring any claim or cause of action arising out of or relating to this Agreement or transactions contemplated by this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party hereto in any other jurisdiction, in each case, to enforce judgments obtained in any claim or cause of action brought pursuant to this Section 10(p). EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(q) Subject to the Recapitalization, if any change in the equity securities of the Company shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Acquired Shares purchased by Subscriber shall be appropriately adjusted to reflect such change.

(r) Subscriber has delivered to Company a duly executed IRS Form W-9 or applicable IRS Form W-8, and will provide any other tax-related documentation or information reasonably requested by the Company.

(s) The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, the Merger and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the Company’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Company or any of its officers, directors or employees or agents (including the Placement Agents) and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Company or any of its affiliates. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law and (ii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of the Nasdaq.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Agreement to be executed by its duly authorized representative as of the date set first set forth above.

ALPHA TAU MEDICAL LTD.

By:
Name:
Title:

SUBSCRIBER

Name of Subscriber:

Signature of Subscriber:

By:

By:
Name:
Title:

Address for Notices:

Attention:

Email Address:

Subscriber’s EIN:

Name in which securities are to be registered
(if different)

Number of Acquired Shares subscribed for:

Price Per Acquired Share: $10.00

Aggregate Purchase Price:	$

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account(s) specified by the Company in the Closing Notice.

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

2.	☐ We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** AND ***

B.	“ACCREDITED INVESTOR” STATUS

Please complete only the section(s) that are applicable to you.

FOR ALL INDIVIDUAL INVESTORS

U.S. Accredited Investor Certification. The undersigned individual makes one of the following representations regarding his or her income, net worth, status as a “family client” of a “family office,” and/or certain professional certifications or designations and certain related matters and has checked the applicable representation:

☐

The undersigned’s income[i] during each of the last two years exceeded $200,000 or, if the undersigned is married or has a spousal equivalent[1], the joint income of the undersigned and the undersigned’s spouse or spousal equivalent, as applicable, during each of the last two years exceed $300,000, and the undersigned reasonably expects the undersigned’s income, from all sources during this year, will exceed $200,000 or, if the undersigned is married or has a spousal equivalent, the joint income of undersigned and the undersigned’s spouse or spousal equivalent, as applicable, from all sources during this year will exceed $300,000.

☐

The undersigned’s net worth,ii including the net worth of the undersigned’s spouse or spousal equivalent, as applicable, is in excess of $1,000,000 (excluding the value of the undersigned’s primary residence).

☐	The undersigned is a holder in good standing of one or more of the following certifications or designations administered by the Financial Industry Regulatory

[1]	For purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

This page should be completed by Subscriber

and constitutes a part of the Agreement.

Authority, Inc. (FINRA): the Licensed General Securities Representative (Series 7), Licensed Investment Adviser Representative (Series 65), or Licensed Private Securities Offerings Representative (Series 82).

☐

The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), of a family office as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment, and whose prospective investment is directed by such family office pursuant to clause (iii) of this sentence.

☐	The undersigned cannot make any of the representations set forth above.

Non-US Person Certification. The undersigned individual makes the following representation regarding his or her status as a non-“U.S. person” (as defined under Rule 902 under the Act):

☐	The undersigned is a natural person resident outside of the United States;

FOR INDIVIDUAL INVESTORS RESIDENT IN ISRAEL SPECIFICALLY (IF YOU LIVE IN ISRAEL, PLEASE COMPLETE THIS CERTIFICATION IN ADDITION TO THE ABOVE CERTIFICATION)

Israeli Qualified Investor Certification. The undersigned individual who is a resident of Israel represents that he or she meets one of the following conditions under Israeli securities laws:

☐ the total value of the liquid assets owned by him or her exceeds NIS 8,095,444;

☐ his or her income in each of the last two years exceeds NIS 1,214,317, or the income of the family unit to which he or she belongs exceeds NIS 1,821,475;

☐ the total value of the liquid assets owned by him or her exceeds NIS 5,095,652 and the amount of his or her income in each of the last two years exceeds NIS 607,158, or the aforesaid income of the family unit to which he or she belongs exceeds NIS 910,737; or

This page should be completed by Subscriber

and constitutes a part of the Agreement.

☐ he or she does not meet any of the conditions described above.

For the purpose of this certification -

“Liquid assets” means cash, deposits, financial assets as defined in the Israeli Law for the Regulation of Investment Advisors and Portfolio Managers, 5755-1995 (the “Advice Law”), and securities traded on a securities exchange; and

“Family unit” means an individual and members of his family who live with him or who support one another.

FOR ALL ENTITY INVESTORS

U.S. Accredited Investor Certification. The undersigned makes one of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

☐

The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

☐

The undersigned is a bank, an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state, any investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act, an insurance company, an investment company registered under the United States Investment Company Act of 1940, as amended, a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the Advisers Act.

This page should be completed by Subscriber

and constitutes a part of the Agreement.

☐

The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

☐

The undersigned is a corporation, limited liability company, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case with total assets in excess of $5,000,000.

☐

The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth,[2] either individually or upon a joint basis with such individual’s spouse or spousal equivalent, as applicable, in excess of $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Securities Act), or has had an individual income[1] in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse or spousal equivalent, as applicable, in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

☐

The undersigned is an entity, of a type not listed in any of the paragraphs above, which was not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

☐

The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐

The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in the above paragraph and whose prospective investment is directed by such family office pursuant to clause (iii) of the above paragraph.

☐	The undersigned cannot make any of the representations set forth above.

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Non-U.S. Person Certification. The undersigned entity makes the following representation regarding its status as a non-“U.S. person” (as defined under Rule 902 under the Act):

☐

The undersigned is a partnership, corporation or limited liability company that is organized or incorporated under the laws of a jurisdiction outside of the United States (and is not formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by U.S. accredited investors (as defined above) who are not natural persons, estates or trusts);

☐	The undersigned is an estate for which the executor or administrator is a non-U.S. person;

☐	The undersigned is a trust for which the trustee is not a U.S. person;

☐	The undersigned is a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a non-U.S. person;

☐

The undersigned is a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident outside of the United States;

FOR ISRAELI ENTITY INVESTORS (IF YOU ARE AN ISRAELI ENTITY, PLEASE COMPLETE THIS CERTIFICATION IN ADDITION TO THE ABOVE CERTIFICATION

Israeli Qualified Investor Certification. The undersigned entity, which is organized under Israeli law, represents that it meets one of the following qualifications under Israeli securities laws:

☐

The undersigned is a fund for joint investments in trust (i.e., mutual fund), as such term is defined in the Israeli Law for Joint Investments in Trust, 5754-1994, or a management company of such a fund;

☐	The undersigned is a provident fund or management company as defined in the Israeli Law of Oversight of Financial Services (Provident Funds), 5765-2005;

☐	The undersigned is an insurer, as defined in the Israeli Law for Oversight of Insurance Transactions, 5741-1981;

☐

a banking entity and satellite entity, as such terms are defined in the Israeli Banking Law (Licensing), 5741-1981 - with the exception of joint services companies -purchasing (securities) on their own behalf or on behalf of investor clients who fall within the categories listed in section 15A(b) of the Israeli Securities Law, 5728-1968 (the “Securities Law”);

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☐

a company that is licensed as a portfolio manager, as such term is defined in Section 8(b) of the Advice Law, who purchases for himself or herself or for clients who are investors listed in section 15A(b) of the Securities Law;

☐	a company that is licensed as an investment advisor or investment marketer, as such terms are defined in Section 7(c) of the Advice Law, purchasing for himself or herself;

☐	a company that is a member of the Tel Aviv Stock Exchange, purchasing for itself or for clients who are investor that are listed in section 15A(b) of the Securities Law;

☐	an underwriter fulfilling the conditions of Section 56(c) of the Securities Law purchasing for itself;

☐

a venture capital fund (defined as an entity primarily involved in investments in companies which, at the time of investment, (i) are primarily engaged in research and development or manufacture of new technological products or processes and (ii) involve above-average risk);

☐	an entity wholly owned by investors listed in section 15A(b) of the Securities Law;

☐	a corporation, except for a corporation that was incorporated for the purpose of purchase securities in a specific offering, whose equity exceeds NIS 50 million; or

☐	the undersigned does not meet any of the conditions described above.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

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[i]

For purposes of this Questionnaire, “income” means adjusted gross income, as reported for U.S. federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

ii

For purposes of this Questionnaire, “net worth” means the excess of total assets, excluding your primary residence, at fair market value over total liabilities, including your mortgage or any other liability secured by your primary residence only if and to the extent that it exceeds the value of your primary residence. Net worth should include the value of any other shares of stock or options held by you and your spouse or spousal equivalent and any personal property owned by you or your spouse or spousal equivalent (e.g. furniture, jewelry, other valuables, etc.). For the purposes of calculating joint net worth: joint net worth can be the aggregate net worth of you and your spouse or spousal equivalent; assets need not be held jointly to be included in the calculation.

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and constitutes a part of the Agreement.